VOYA INVESTORS TRUST
VY® JPMorgan Emerging Markets Equity Portfolio
(the "Portfolio")
Supplement dated February 4, 2022
to the Portfolio's Adviser Class, Institutional Class, Class R6, Service Class and Service 2 Class
Prospectus and Summary Prospectus, each dated May 1, 2021
(collectively, the "Prospectuses")
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
On January 27, 2022, the Board of Trustees of Voya Investors Trust approved changes to the Portfolio's principal investment strategies, including changes to the Portfolio's 80% investment policy to allow the Portfolio to invest in equity-related instruments as part of the 80% "name" test.
Effective May 1, 2022, the Prospectuses are revised as follows:
1.The first paragraph in the section of the Prospectus entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities and equity-related instruments of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities and equity-related instruments in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, trust or partnership interests, depositary receipts, rights and warrants, participation notes or other structured notes. The Portfolio may also invest to a lesser extent in debt instruments of issuers in countries with emerging markets.
2.The last sentence of the fourth paragraph in the section of the Prospectus entitled "Principal Investment Strategies" is deleted in its entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE